UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025

BARINTHUS BIOTHERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-40367	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Barinthus Biotherapeutics plc

Unit 6-10, Zeus Building Rutherford Avenue,

Harwell, Didcot, OX11 0DF

United Kingdom

(Address of principal executive offices, including zip code)

+44 (0) 1865 818 808

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
American Depositary Shares	BRNS	The Nasdaq Global Market
Ordinary shares, nominal value £0.000025 per share*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) ordinary share. Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Global Market. The American Depositary Shares represent the right to receive ordinary shares and are being registered under the Securities Act of 1933, as amended, pursuant to a separate Registration Statement on Form F-6. Accordingly, the American Depositary Shares are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2025, Barinthus Biotherapeutics plc (the “Company”) held its 2025 Annual General Meeting (the “Annual General Meeting”). Proxies were solicited pursuant to the Company’s definitive proxy statement filed on April 25, 2025 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. The number of shares of ordinary shares, nominal value £0.000025 per share, of the Company (the “Ordinary Shares”) entitled to vote at the Annual Meeting was 40,339,395. The number of shares of Ordinary Shares present or represented by valid proxy at the Annual Meeting was 26,993,016, thus establishing a quorum for the Annual Meeting. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and the director nominees were elected. The voting results reported below are final.

Ordinary Resolutions	For	Against	Withheld	Broker Non-Votes
To re-elect as a director, Pierre A. Morgon, who retires by rotation in accordance with the Company’s Articles of Association.	23,310,721	265,820	254	3,416,221
To re-elect as a director, Joseph C. Scheeren, who retires by rotation in accordance with the Company’s Articles of Association.	23,329,772	246,769	254	3,416,221
To re-appoint PricewaterhouseCoopers LLP, as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders.	26,887,808	3,311	101,895	2
To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	26,887,933	3,186	101,895	2
To authorize the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2025.	26,985,442	6,782	791	1
To receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2024 and to note that the Company's directors do not recommend the payment of any dividend for the fiscal year ended December 31, 2024.	26,983,943	5,132	3,941	0
To approve the Company's directors' remuneration policy.	23,535,233	34,344	7,228	3,416,211
To receive and approve on an advisory basis the Company's U.K. statutory directors' compensation report for the fiscal year ended December 31, 2024.	23,557,140	16,651	4,029	3,415,196

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barinthus Biotherapeutics plc

Date: June 10, 2025	By:	/s/ William Enright
William Enright
Chief Executive Officer